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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                               INGRAM MICRO INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                         [Ingram Micro Inc. Letterhead]

                                 April 27, 2000


Re: Ingram Micro Inc. 2000 Annual Meeting -- Revised Proxy Card

Dear Ingram Micro Shareowner:

         We have become aware of an error (with respect to your voting options for Proposal 2) in the printed proxy card for the 2000 Ingram Micro Inc. Annual Meeting of Shareowners previously distributed to you. Enclosed is a revised proxy card for your use in voting.

         IF YOU PREVIOUSLY VOTED THROUGH THE INTERNET OR BY TELEPHONE, THERE IS NO NEED TO TAKE ANY ACTION AT THIS TIME (THOSE METHODS CORRECTLY PRESENTED YOUR VOTING OPTIONS). IF YOU DID NOT VOTE PREVIOUSLY, OR IF YOU PREVIOUSLY VOTED THROUGH A WRITTEN PROXY CARD, PLEASE USE THIS REVISED PROXY CARD TO REGISTER YOUR VOTES.

         We encourage you to vote your shares electronically through the Internet or by telephone, in the interest of time and cost savings. These procedures are described in the enclosed proxy card.

         Again, if you previously voted through the Internet or by telephone, there is no need to take any action at this time. If you previously voted through a written proxy card and you do not return this proxy card, any previous votes you may have made with respect to Proposal 1 (the election of directors) and Proposal 3 (granting of general voting authority to the proxies) will remain in effect. Any vote previously made with respect to Proposal 2 on a printed proxy card will NOT be counted.

         IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER, PLEASE FOLLOW THE VOTING INSTRUCTIONS THAT THEY SEND YOU.

         We apologize for any inconvenience this may have caused.


                                           Sincerely,

                                           /s/ Lily Yan Arevalo
                                           -----------------------
                                           Lily Yan Arevalo
                                           Assistant Secretary


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     PLEASE MARK YOUR
[X]  VOTES AS IN THIS
     EXAMPLE.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, WILL BE VOTED FOR PROPOSALS 1 AND 2.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                              FOR   WITHHELD     NOMINEES:
1. Election of Directors      [ ]     [ ]        01 Don H. Davis, Jr.
                                                 02 Kent B. Foster
                                                 03 John R. Ingram
                                                 04 Martha R. Ingram
   For, except vote withheld                     05 Orrin H. Ingram II
   from the following nominee(s):                06 Philip M. Pfeffer
                                                 07 Gerhard Schulmeyer
   ___________________________________________   08 Joe B. Wyatt


2. Approval of the Ingram Micro Inc. 2000 Equity Incentive Plan.

           FOR         AGAINST          ABSTAIN
          [   ]         [   ]            [   ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.


                                   PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                                   JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING
                                   AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


                                   ---------------------------------------------


                                   ---------------------------------------------
                                    SIGNATURE(S)                  DATE


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* FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL *



                              [INGRAM MICRO LOGO]


Dear Shareowner:

INGRAM MICRO INC. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone. This eliminates the need to return your proxy card.

To vote your shares electronically, you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1. TO VOTE OVER THE INTERNET:
   *Log on to the Internet and go to the web site http://www.eproxyvote.com/im

2. TO VOTE BY TELEPHONE:
   *On a touch-tone telephone, call (1-877-779-8683) 24 hours a day, 7 days a week.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

IF YOU CHOOSE TO VOTE YOUR SHARES ELECTRONICALLY, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

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                    THIS PROXY IS BEING SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS OF         REVISED PROXY
                               INGRAM MICRO INC.
                                                               INGRAM MICRO INC.
The undersigned, a shareowner of Ingram Micro Inc. (the
"Company"), hereby appoints James E. Anderson, Jr. and
Michael J. Grainger, and each of them individually, as         ANNUAL MEETING
Proxies to represent and vote all of the Company's Class       OF SHAREOWNERS
A Common Stock and Class B Common Stock held of record
by the undersigned, each with full power of substitution,      MAY 17, 2000
at the Annual Meeting of the Shareowners of the Company,
to be held at 80 Micro Drive, Jonestown, Pennsylvania,
on Wednesday, May 17, 2000 at 10:00 a.m., local time,             [INGRAM
and at any adjournment or postponement thereof.                 MICRO LOGO]

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT
OTHERWISE DIRECTED, WILL BE VOTED FOR PROPOSALS 1 AND 2.
YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN
THIS CARD OR ATTEND THE MEETING AND VOTE IN PERSON.

If this Proxy relates to shares held for the undersigned
in the Ingram Micro (401k) Savings Plan, then, when properly
executed, it shall constitute instructions to the plan            SEE REVERSE
trustees to vote in the manner directed herein.                      SIDE



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  * DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED *